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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) - May 8, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



            DELAWARE                      0-9808                76-0582150
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



                          500 DALLAS STREET, SUITE 700
                              HOUSTON, TEXAS 77002
                                 (713) 654-1414
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

     On May 9, 2001, Plains All American Pipeline, L.P. (the "Partnership") issued a press release announcing that its general partner, Plains All American Inc., a wholly owned subsidiary of Plains Resources Inc., had entered into definitive agreements to sell a portion of its ownership in the Partnership to an investor group comprised of Kayne Anderson Capital Advisors, EnCap Investments, James C. Flores and an entity controlled by the management of PAA.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  May 9, 2001           By: /s/ Cynthia A. Feeback
                                 ---------------------------------------
                                 Name:  Cynthia A. Feeback
                                 Title: Vice President--Accounting of Our
                                        General Partner
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                               INDEX TO EXHIBITS

99.1  Press Release issued by the Registrant, dated May 9, 2001.